UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

212-515-3200

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

Date of fiscal year end: December 31

Date of reporting period: January 1 - June 30, 2022

Item 1. Reports to Stockholders.

(a)

APOLLO

Apollo Diversified Credit Fund

Semi-Annual Report

June 30, 2022

Effective May 2, 2022, Griffin Institutional Access® Credit Fund has been renamed Apollo Diversified Credit Fund.

Table of Contents

Shareholder Letter	2
Portfolio Update	12
Consolidated Schedule of Investments	14
Consolidated Statement of Assets and Liabilities	25
Consolidated Statement of Operations	27
Consolidated Statements of Changes in Net Assets	28
Consolidated Statement of Cash Flows	30
Consolidated Financial Highlights	31
Notes to Consolidated Financial Statements	43
Dividend Reinvestment Policy	61
Approval of Investment Advisor and Sub-Advisor Agreements	62
Additional Information	66
Trustees and Officers	67
Service Providers	69
Privacy Notice	70

Dear Valued Shareholders,

We are pleased to present an update for Apollo Diversified Credit Fund (the “Fund”) covering the first half of 2022. We will also share our perspective regarding the near-term investment environment and potential opportunities for the Fund.

Market Overview

The first half of 2022 was characterized by volatility across asset classes as inflation, rising interest rates and recessionary concerns dampened investor sentiment. With inflation at the epicenter of economic uncertainty, the Federal Reserve (the “Fed”) reversed its previously dovish stance to combat soaring prices. The start of the tightening cycle, whereby the Fed embarked on a rate-hiking cycle and quantitative tightening, prompted a dramatic revaluation of assets prices in the public markets. For example, high yield bond prices traded down from above par to $85.60 during the first six months of the year, doubling yields to 8.9% for the ICE BofA U.S. High Yield Index.1 Similarly, secondary prices in leveraged loan markets as represented by LSTA Leveraged Loan Index, moved 6 points lower to $92.20 as of June 30, 2022, on lower demand. However, credit fundamentals have remained relatively stable during the first half of 2022 as default rates for high yield bonds and leveraged loans continue to hover near historical lows of 0.76% and 0.68% respectively, well below the long-term average rates of 3.2% and 3.1%, respectively.2

Given the challenging market environment, new issuance volume for high yield bonds and leveraged loans slowed down dramatically in the first half of the year, down 76% and 63% respectively,3 compared to the same period last year. Further, for levered credit transactions to clear the market, meaningfully higher spreads and steeper original issue discounts were required. This significant decline in capital availability drove issuers and financial sponsors in need of financing solutions to direct lenders. Instability in the broader markets drove private jumbo financings (defined as those over $1 billion in size) to new highs with 20 private credit transactions emerging for an average size of $2 billion during the first half of this year.4 For well-capitalized, scaled solution providers like Apollo, the environment year-to-date has been favorable and, in our view, has allowed us to source attractive risk-adjusted returns. Within Apollo’s large scale origination pipeline, loan spreads on opportunities have widened by 75-100 basis points (bps) compared to the start of the year, without increases in transaction leverage.

Fund Strategy and Positioning

During the first half of the year, the Fund returned -11.37% for Class I shares5 (NASDAQ: CRDIX). The Fund’s Class I share Q2 2022 annualized distribution rate was 6.0%, 131 bps higher than the Bloomberg U.S. Corporate Investment Grade Index and 229 bps higher than the Bloomberg U.S. Aggregate Bond Index.

The Fund’s performance in the first half of the year was predominately driven by the technical sell-off in the high yield bond and leveraged loan markets. Since taking over as the sub-adviser to the Fund on April 1, 2022, Apollo’s portfolio management and trading teams have made notable progress repositioning the portfolio into Apollo’s highest conviction credit investments. At the end of June 2022, the portfolio was allocated across 175 unique credit issuers, down from over 700 issuers at end of the first quarter of 2022. We repositioned into higher quality liquid credits and improved the average credit quality of the portfolio from single B to BB. We also increased the exposure to senior secured assets to 72% of the portfolio, an increase of 10% quarter over quarter. As part of the Fund’s repositioning, we also reduced non-U.S. exposure from 22% to 16% given our view of greater macro headwinds, particularly in Europe. As valuations became more attractive in the high yield bond market, we added to our fixed coupon holdings given our view of improved risk-reward on a relative value basis. Further, a majority of the Fund’s repositioning took place in April, before increased weakness was observed in the credit markets. We believe that our actions mitigated some of the drawdown for the Fund during this particularly volatile period. We are confident with our underwriting of credits in the portfolio today and are starting to see some of the benefits of our rotation come to fruition in July 2022 (Class I shares +4.34% for the month).5

From a strategy perspective, the Fund continues to take a multi-asset approach centered around five key pillars: large scale origination, levered performing credit, structured credit, dislocated credit and special situations / other. During the second quarter of 2022, we were active in the large scale origination and dislocated credit pillars of the portfolio. As mentioned, the dearth of capital availability in the primary markets provided a rich sourcing ground for large scale direct lending opportunities, and Apollo’s competitive advantage in these solutions has made the Fund a net beneficiary in the current environment. At the end of June, the large scale origination portion accounted for 8% of the portfolio, and the long-term allocation target for this pillar is 30-50+%.1 Given the strength of the firm’s large scale origination pipeline, we expect to be within our targeted range by the end of the year. We would like to reiterate that one of the key differentiators of the Fund with Apollo at the helm will be increased exposure to private credit, which we believe may enhance net asset value (NAV) stability going forward for our shareholders.

Apollo Diversified Credit Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Another meaningful pillar within the Fund in which we have been active during the second quarter of 2022 is dislocated credit. This strategy focuses on investing in high-quality credit assets in times of market volatility, much like what we have experienced year-to-date. At the end of June 2022, 15% of the portfolio was allocated to dislocated credit (targeted allocation range is 10-30%) given the price weakness and prevailing spread levels in the high-yield and leveraged loan markets. We witnessed attractive opportunities to buy higher-quality, resilient credits that had sold off primarily due to supply and demand imbalances in the market rather than underlying credit fundamentals. These positions, in our opinion, provide attractive risk-reward with strong, stable income and potential for price appreciation as debt securities pull to par over time. Our allocation to dislocated credit is more market and opportunity dependent than large scale origination. In the near term, we expect our allocation to this strategy to be at the mid or high end of our targeted range of 10-30% of the portfolio.

Fund Characteristics as of June 30, 2022

Fund Type	Interval Fund
Managed Assets[6]	$701.8 million
Leverage[7]	31.4%
Portfolio Companies	175
Top 10 Holdings	15.5%
Floating Rate Assets[8]	55.6%
Senior Secured	72.0%
Portfolio Weighted Average Yield[9]	10.8%
Q2 2022 Annualized Distribution Rate (Class I Share)[5]	6.0%
Average Duration (Years)	1.8
Management Fee	1.85%

Yield Breakdown of Underlying Portfolio as of June 30, 202210

Outlook

One of the questions we often get asked from current and prospective shareholders is, “is this the bottom of the market?” Since the Great Financial Crisis, the favorable strategy in response to a dislocation, in our view, has been to “buy the dip.” However, timing a market is notoriously difficult and volatility can persist for several quarters. Fluctuations in interest rates continue to push prices side to side as the market attempts to predict the Fed’s next move. The Fed holds only a handful of tools it can employ to influence the rate of inflation and we are seeing indications that the Fed’s aggressive pivot is starting to transition into the real economy. The housing market appears to be cooling with rising inventories and declining mortgage applications. The U.S. job market has held up, but layoffs, especially within the tech sector, have started to spike. Manufacturing activity is trending lower.

Offsetting these headwinds are healthy U.S. consumer balances sheets (outside of the bottom income quintile) and a robust appetite by consumers to spend on travel and entertainment. Overall, the components of the U.S. economy are starting to slow ever so slightly while inflation pressures like freight and commodity prices begin to moderate. We still think an overshoot by the Fed is a significant risk, but security prices in June and early July started to price in this scenario – e.g., U.S. investment grade and high yield spreads finished June 2022 at 164 bps and 587 bps, respectively.1 As of June 30, 2022, the ICE BofA U.S. High Yield Index yielded 8.9%.1 A year prior, the same index yielded 3.9%, more than 100 bps inside of the yields offered by the ICE BofA U.S. Corporate Index today.1 As the economy cools, we think there is a risk that spreads widen further, but we are starting to see compelling value across credit markets.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal.

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice. Represents the views of Apollo Capital Credit Fund Adviser, LLC at the time of this letter and is subject to change.

We expect market and rate volatility will persist for the remainder of the year, creating an environment that rewards nimbleness and price discipline. At its core, the Fund’s approach to asset allocation is to build on Apollo’s flexible investment philosophy, balancing near and long-term relative value to maximize risk-adjusted returns across a market cycle. We are pleased with the ongoing construction of the portfolio, and we believe the Fund is well positioned to deliver attractive risk-adjusted returns for our shareholders in the periods ahead. We will continue to leverage Apollo’s position as a global leader in credit markets to identify attractive investment opportunities in line with the stated objective of the Fund.

On behalf of the entire Apollo team, we thank you for your continued support in the Fund.

Best,

Earl Hunt	Jim Vanek	Chris Lahoud
Fund Chairman, Trustee, and	Fund Portfolio Manager	Fund Portfolio Manager
President	Partner, Credit	Partner, Credit
Partner, Credit

Portfolio Summary as of June 30, 2022 (Unaudited)

Current Fund Allocation[11]	Long-Term Fund Allocation Targets[12]

The Fund’s approach to asset allocation builds on Apollo’s flexible investment philosophy, balancing near- and long-term relative value to potentially maximize risk-adjusted returns across a market cycle. The Fund employs a “multi-asset” approach centered around five key strategy pillars:

LEVERED PERFORMING CREDIT

Long-Term Allocation Targets:

25–35%

The levered performing credit pillar primarily pursues liquid, performing senior-secured credit to generate current income and total return. The breadth of Apollo’s credit platform provides a broad sourcing funnel and the ability to exercise a high degree of credit selectivity.

DISLOCATED CREDIT

Long-Term Allocation Targets:

10–30%

This strategy seeks to use contingent capital positioned to pursue dislocated credit opportunities (for example, stressed, performing assets across the credit spectrum that sell off due to technical or fundamental reasons) in between traditional passive investment mandates and “distressed-for-control” investment mandates.

LARGE SCALE ORIGINATION

Long-Term Allocation Targets:

30–50%

Origination strategy targeting large corporate and sponsor-backed issuers utilizing our proprietary sourcing channel that is primarily focused on first lien and unitranche loans. The strategy looks to offer efficient financing solutions for borrowers within the whitespace between the traditional middle market and the broadly syndicated market.

STRUCTURED CREDIT

Long-Term Allocation Targets:

10–30%

This strategy seeks high-quality structured credit opportunities of various vintages and maturities in a broad mandate of structured products, including collateralized loan obligation (CLO) debt and equity, consumer and whole business securitization, and solution capital.

OTHER SPECIAL SITUATIONS

Long-Term Allocation Targets:

5–20%

This strategy is expected to enable agile deployment into opportunities that the above pillars might not capture. Broad asset classes and sector-level expertise enables Apollo to uncover unique relative value and risk-adjusted opportunities across the credit spectrum, including thematic investments in middle market loans, credit secondaries and aviation finance.

Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. The Long-Term Allocation Targets provided above are subject to change at anytime.

Portfolio Summary as of June 30, 2022 (Unaudited)

Industry Diversification: Top 1013

Top Five Holdings as Percentage of Portfolio

Issuer	Industry[13]	Percent of Allocation
GBT Group Services B.V.	Consumer Finance	2.1%
McGraw-Hill Education, Inc.	Media	1.8%
Transdigm Inc.	Aerospace & Defense	1.7%
Carvana Co.	Specialty Retail	1.7%
Frontier Communications Holdings, LLC	Diversified Telecommunication Services	1.4%

Geography11

Asset Allocation

Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

Fund Sub-Adviser (Unaudited)

Apollo Diversified Credit Fund is sub-advised by Apollo Credit Management, LLC. Apollo Credit Management, LLC is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”).

Apollo, including the Fund’s investment adviser, has built one of the world’s largest alternative credit platforms, managing $373 billion in institutional and private assets.14 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return — at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.15

$373B in assets under management	3,300+	issuer relationships
	$20B	lent to top 30 sponsor relationships
	300+	dedicated credit investment professionals

Glossary

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Bloomberg U.S. Corporate Investment Grade Index: An unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Duration: A measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.

ICE BofA U.S. High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

ICE BofA U.S. Corporate Index: Tracks the performance of U.S. dollar denominated investment grade rated corporate debt publicly issued in the U.S. domestic market.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P/LSTA Leveraged Loan Index: A capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Important Disclosures (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www. apollo.com or by calling 888.926.2688.

The Fund is a closed- end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

Commencing on July 1, 2022 and extending through September 30, 2022 (the “Waiver Period”), Fund expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) in excess of 1.00% will be waived by the Adviser (the “Fee Waiver”). The Fee Waiver will terminate upon the sooner to occur of: (i) September 30, 2022, unless otherwise agreed to in writing by the Adviser and Sub-Adviser, or (ii) as of the date that the Adviser elects, in its sole discretion, to cease waiving the portion of its fee that otherwise would be payable to the Sub-Adviser in the absence of the Fee Waiver. Without the Fee Waiver, expenses would have been higher and Fund returns would have been lower. The Fee Waiver is separate and apart from the contractual expense limitation and reimbursement agreement between the Adviser and the Fund that will extend until at least April 30, 2023 and under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.60% for Class A shares, 3.35% for Class C shares, 2.35% for Class I shares, and 2.85% for Class L shares. Per the Fund’s prospectus dated May 2, 2022, the total annual expense ratio is 2.95% for Class A shares, 3.70% for Class C shares, 2.70% for Class I shares, and 3.20% for Class L shares, all of which does not reflect the effect of the Fee Waiver.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense waiver for any specified period of time. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. All investments contain risk and may lose value The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the debt market, real estate market, and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The use of leverage by the Fund will magnify the Fund’s gains or losses. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

The Fund is advised by Apollo Capital Credit Adviser, LLC (“ACCA”). ACCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is sub-advised by Apollo Credit Management, LLC (“Apollo”). Apollo is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. Apollo and ACCA are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

Endnotes

1.	Source: Bloomberg.
2.	Source: JPMorgan Default Monitor, July 1, 2022.
3.	Source: JPMorgan High Yield and Leveraged Loan Monitor, July 1, 2022.
4.	Source: Direct Lending Deals’ Private Data, July 2022.
5.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From the Fund’s inception on 4/3/17 to 6/30/22, the S&P/LSTA Leveraged Loan Index had an annualized return of 2.92% and the ICE BofA U.S. High Yield Index had an annualized return of 2.27%. As of 6/30/22, the S&P/LSTA Leveraged Loan Index had a one-year return of -2.78% and a five-year annualized return of 2.91%. As of 6/30/22, the ICE BofA U.S. High Yield Index had a one-year return of -12.66% and a five-year annualized return of 1.95%. From the Fund’s inception on 4/3/17 to 6/30/22, Fund had an annualized return of 2.86%, a one-year return of -8.80% and a five-year annualized return of 2.75%.

Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. Under GAAP, the composition of the Fund’s distribution on June 30, 2022 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense waiver for any specified period of time.

6.	Managed Assets is equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
7.	Leverage is equal to consolidated Fund borrowings divided by total net assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
8.	Based on the Fund’s total market value exposure to debt securities.
9.	Represents the Fund’s weighted average yield to worst at current market prices of the Fund’s underlying holdings.
10.	Depicts the weighted average yield to worst of the Fund’s underlying holdings. For example, 85.5% of the Fund’s holdings have a weighted average yield to worst in excess of 7%. Excludes Cash and Other Net Assets.
11.	Excludes Cash and Other Net Assets.
12.	Reflects the views and opinions of Apollo Analysts. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities. There is no guarantee these expected allocations will occur.
13.	Based on the Global Industry Classification Standard (GICS).
14.	As of March 31, 2022. Assets Under Management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: 1. the NAV, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than CLOs, CDOs, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of the equity and certain hybrid funds, partnerships and accounts Apollo manages or advise, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require prequalification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV Part1A and Form PF in various ways.

Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.

15.	The views expressed here are Apollo’s own, unless otherwise noted.

Apollo Diversified Credit Fund	Portfolio Update

June 30, 2022 (Unaudited)

Performance (for the period ended June 30, 2022)

	6 Month	1 Year	3 Year	Since Inception****	Inception
Apollo Diversified Credit Fund - A - With Load*	-16.70%	-14.24%	-1.24%	1.67%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	-11.61%	-9.01%	0.73%	2.83%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	-12.46%	-9.86%	0.73%	2.83%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	-11.61%	-9.01%	0.73%	2.83%	4/3/17
Apollo Diversified Credit Fund - I - NAV	-11.61%	-9.00%	0.74%	2.83%	4/3/17
Apollo Diversified Credit Fund - M - NAV	-11.61%	–	–	-10.81%	11/2/21
Apollo Diversified Credit Fund - L - With Load***	-15.34%	-12.84%	-0.72%	1.64%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	-11.57%	-8.97%	0.74%	2.56%	9/5/17
Apollo Diversified Credit Fund - F - NAV	-11.57%	-9.01%	0.73%	2.49%	9/25/17
S&P/LSTA Leveraged Loan Index	-4.55%	-2.78%	2.09%	2.92%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The S&P/LSTA Leveraged Loan Index is a capitalization -weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund's current performance is available by calling 1-888-926-2688 or by visiting www.apollodiversifiedcreditfund.com.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (i) at least through April 30, 2023 for Class A, Class C, Class I, Class M and Class L shares, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 3.10% per annum of Class M average daily net assets, 2.85% per annum of Class L average daily net assets and, (ii) for Class F shares, for so long as Class F shares are outstanding and the Adviser is the investment adviser to the Fund so that the total annual operating expenses of the Fund do not exceed 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. Total annual expenses after fee waivers were 2.95%, 3.70%, 2.70%, 3.20%, 1.85%, and 3.45% for Class A, Class C, Class I, Class L, Class F, and Class M, respectively per the Fund's prospectus dated May 1, 2022. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher. Previously, the Adviser had borne all of the operating expenses of the Fund and waived its entire management fee or a portion thereof. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived. Without the voluntary waiver, expenses would have been higher and Fund returns and distributions would have been lower. The voluntary waiver is separate and apart from the contractual expense limitation and reimbursement agreement between the Adviser and the Fund that will extend until at least April 30, 2023. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

12	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Portfolio Update

June 30, 2022 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Semi-Annual Report | June 30, 2022	13

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

 June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (64.83%)(b)

AEROSPACE & DEFENSE (3.65%)
Amentum Government Services Holdings LLC, First Lien Term Loan(c)	United States	3M SOFR + 4.00%	5.16%	02/15/29	$3,998,075	$3,818,182
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan(c)	United States	1M US L + 3.50%	5.17%	04/06/26	2,251,891	2,082,999
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan(c)	United States	1M US L + 3.50%	5.17%	04/06/26	1,210,694	1,119,892
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan	United States	1M US L + 8.25%	9.92%	10/09/26	310,000	217,000
MB Aerospace Holdings II Corp., First Lien Initial Term Loan	United States	3M US L + 3.50%	5.75%	01/22/25	2,592,789	2,273,875
Novaria Holdings LLC, First Lien Initial Term Loan	United States	1M US L + 5.50%	7.05%	01/27/27	1,529,176	1,429,779
Peraton Corp., First Lien B Term Loan(c)	United States	1M US L + 3.75%	5.42%	02/01/28	5,485,861	5,166,501
Vertex Aerospace Services Corp., First Lien Term Loan(c)(d)	United States	L + 4.00%		12/06/28	2,918,476	2,778,039
Vertex Aerospace Services Corp., First Lien Term Loan(c)	United States	1M SOFR + 4.00%	5.79%	12/06/28	790,220	756,636
						19,642,903
AUTOMOTIVE (0.64%)
Dodge Data & Analytics LLC, Second Lien Term Loan(e)	United States	3M SOFR + 8.25%	10.45%	02/25/30	1,513,158	1,286,184
Truck Hero, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 3.50%	5.17%	01/31/28	2,395,414	2,152,280
						3,438,464
BANKING, FINANCE, INSURANCE & REAL ESTATE (3.26%)
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan(c)	United States	1M US L + 3.25%	4.92%	05/09/25	3,092,090	2,918,717
Alliant Holdings Intermediate LLC, First Lien 2019 New Term Loan(c)	United States	1M US L + 3.25%	4.92%	05/09/25	758,589	719,711
Asurion LLC, First Lien Term Loan(c)	United States	1M US L + 3.25%	4.92%	12/23/26	3,491,139	3,174,772
Asurion LLC, Second Lien Term Loan	United States	1M US L + 5.25%	6.92%	01/31/28	2,500,000	2,146,875
Edelman Financial Engines Center LLC, First Lien Term Loan(c)	United States	1M US L + 3.50%	5.17%	04/07/28	3,491,184	3,240,255
Edelman Financial Engines Center LLC, Second Lien Term Loan	United States	1M US L + 6.75%	8.42%	07/20/26	2,500,000	2,303,125
Quidditch Acquisition, Inc., First Lien B Term Loan	United States	1M US L + 7.00%	8.67%	03/21/25	3,457,194	3,040,170
						17,543,625
BEVERAGE, FOOD & TOBACCO (1.40%)
Froneri International, Ltd., First Lien Facility B1 Term Loan	United Kingdom	6M EUR L + 2.38%	2.38%	01/29/27	€408,853	377,400
IRB Holding Corp., First Lien 2020 Replacement B Term Loan(c)	United States	1M US L + 2.75%	4.42%	02/05/25	$3,967,193	3,771,313
Primary Products Finance LLC, First Lien Term Loan(c)	United States	3M SOFR + 4.00%	6.23%	04/01/29	3,500,000	3,413,043
						7,561,756
CAPITAL EQUIPMENT (1.41%)
Financiere Storage, Second Lien Term Loan	France	3M EUR L + 8.25%	8.25%	09/25/26	€2,387,115	2,401,524
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan(c)	United States	1M US L + 4.00%	5.67%	08/31/28	$1,458,466	1,379,603

See Notes to Consolidated Financial Statements.

14	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CAPITAL EQUIPMENT (continued)
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan(c)(f)	United States	L + 4.00%		08/31/28	$73,071	$69,120
SPX FLOW, Inc., First Lien Term Loan(c)	United States	1M SOFR + 4.50%	6.13%	04/05/29	4,000,000	3,738,000
						7,588,247
CHEMICALS, PLASTICS, & RUBBER (1.57%)
Neptune Husky US Bidco, LLC, First Lien Term Loan(c)	Luxembourg	3M SOFR + 5.00%	7.05%	01/03/29	4,000,000	3,780,000
Olympus Water US Holding Corp., First Lien B Term Loan(c)	United States	3M US L + 3.75%	6.06%	11/09/28	3,989,195	3,727,404
Valcour Packaging LLC, Second Lien Term Loan(e)	United States	3M US L + 7.00%	8.47%	10/04/29	1,057,166	935,592
						8,442,996
CONSTRUCTION & BUILDING (0.87%)
Aegion Corp., First Lien Initial Term Loan(c)	United States	1M US L + 4.75%	6.27%	05/17/28	528,323	484,736
LSF10 XL Bidco S.C.A., First Lien Facility B4 Term Loan	Luxembourg	3M EUR L + 3.68%	3.68%	04/12/28	€1,280,206	1,156,081
Oscar Acquisitionco, LLC, First Lien Term Loan(c)	United States	3M SOFR + 4.50%	6.11%	04/29/29	$921,947	827,448
Patagonia BidCo, Ltd., Facility B1, First Lien Term Loan	United Kingdom	3M SONIA + 5.00%	6.44%	11/01/28	£653,734	732,128
Patagonia BidCo, Ltd., Facility B2, First Lien Term Loan	United Kingdom	3M SONIA + 5.00%	6.44%	11/01/28	118,861	133,114
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan(c)	United States	3M US L + 3.50%	4.02%	06/02/28	$1,157,064	1,071,441
SRS Distribution, Inc., First Lien Term Loan(c)	United States	3M SOFR + 3.50%	4.00%	06/02/28	321,444	297,036
						4,701,984
CONSUMER GOODS: DURABLE (0.12%)
Mattress Firm, Inc., First Lien 2021 Term Loan(c)	United States	3M US L + 4.25%	5.64%	09/25/28	779,249	675,999

CONSUMER GOODS: NON-DURABLE (1.03%)
ABG Intermediate Holdings 2 LLC, First Lien 2021 Refinancing Term Loan(c)	United States	1M US L + 3.25%	4.92%	09/27/24	237,941	228,721
ABG Intermediate Holdings 2, First Lien Term Loan(c)(d)	United States	L + 3.50%		12/21/28	3,630,086	3,403,206
ABG Intermediate Holdings 2, Second Lien Term Loan(d)(e)	United States	L + 6.00%		12/20/29	341,398	319,207
Rainbow Finco SARL, First Lien Term Loan	Luxembourg	6M SONIA + 5.00%	5.44%	02/24/29	£1,493,490	1,588,500
						5,539,634
CONTAINERS, PACKAGING & GLASS (1.89%)
LABL, Inc., First Lien Term Loan(c)	United States	1M US L + 5.00%	6.67%	10/29/28	$6,934,084	6,440,031
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan(c)	United States	3M US L + 4.00%	6.25%	09/15/28	2,961,675	2,786,936
Trident TPI Holdings, Inc., First Lien Delayed Draw Term Loan(c)(f)	United States	3M US L + 4.00%	6.25%	09/15/28	421,519	396,649
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan(c)	United States	3M US L + 3.25%	5.50%	10/17/24	547,792	529,646
						10,153,262
ENERGY: OIL & GAS (0.00%)
AMH Litigation Trust, First Lien Delayed Draw Term Loan(e)(m)	United States			06/08/25	1,118	–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	15

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ENERGY: OIL & GAS (continued)
AMH Litigation Trust, First Lien Term Loan(e)(m)	United States			06/06/25	$1,044	$–
						–
FOREST PRODUCTS & PAPER (0.35%)
Spa Holdings 3 Oy, First Lien Term Loan	Finland	3M US L + 3.75%	6.00%	02/04/28	2,000,000	1,865,000

HEALTHCARE & PHARMACEUTICALS (10.77%)
AthenaHealth Group, Inc., First Lien Delayed Draw Term Loan(c)(f)	United States	SOFR + 3.50%		02/15/29	1,533,004	1,416,120
AthenaHealth Group, Inc., First Lien Term Loan(c)	United States	1M SOFR + 3.50%	5.00%	02/15/29	9,044,724	8,355,109
Auris Luxembourg III SARL, First Lien Facility B1A Term Loan	Denmark	6M EUR L + 4.00%	4.00%	02/27/26	€795,720	750,490
Bausch Health Cos., Inc., First Lien Term Loan(c)	United States	1M SOFR + 5.25%	7.17%	02/01/27	$4,688,829	4,039,871
CHG Healthcare Services, First Lien Term Loan(c)	United States	3M US L + 3.25%	4.75%	09/29/28	5,486,181	5,203,643
Genesis Care Finance Pty, Ltd., First Lien Facility B4 Term Loan	United States	3M EUR L + 4.75%	4.75%	05/14/27	€561,618	407,848
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan	United States	3M US L + 5.00%	6.52%	05/14/27	$1,271,659	974,943
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan(c)	United States	1M US L + 3.50%	5.17%	05/05/28	3,900,561	3,731,120
LSCS Holdings/Eversana 11/21, First Lien Term Loan(c)(d)	United States	L + 4.50%		12/16/28	3,699,747	3,533,258
Medline Borrower LP, First Lien Term Loan(c)	United States	1M US L + 3.25%	4.92%	10/23/28	9,987,500	9,293,069
Milano Acquisition Corp., First Lien B Term Loan(c)	United States	3M US L + 4.00%	6.25%	10/01/27	4,927,176	4,673,130
National Mentor Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.25%	9.51%	03/02/29	1,609,442	1,448,498
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan(c)	United States	3M US L + 3.75%	6.00%	03/31/27	3,728,502	3,472,168
Phoenix Newco, Inc., First Lien Term Loan(c)	United States	1M US L + 3.25%	4.92%	11/15/28	3,447,189	3,246,390
Tivity Health, Inc., First Lien Term Loan(e)	United States	3M SOFR + 6.00%	8.01%	06/28/29	7,500,000	7,387,500
						57,933,157
HIGH TECH INDUSTRIES (11.42%)
Access Group PIK, First Lien Delayed Draw Term Loan(e)(f)(g)	United Kingdom	L + 5.75%		06/28/29	£2,057,000	2,441,387
Access Group PIK, First Lien Term Loan(e)(g)	United Kingdom	3M SONIA + 5.75%	6.94%	06/28/29	3,943,000	4,679,820
Almonde, Inc., First Lien Term Loan(c)	United States	3M US L + 3.50%	4.74%	06/13/24	$2,991,722	2,705,175
Anaplan Inc., First Lien Delayed Draw Term Loan(e)(f)	United States	L + 6.50%		06/21/28	582,452	570,803
Anaplan Inc., First Lien Term Loan(e)	United States	3M SOFR + 6.50%	8.01%	06/21/29	9,417,548	9,229,197
Atlas CC Acquisition Corp., First Lien B Term Loan(c)	United States	3M US L + 4.25%	5.82%	05/25/28	705,741	654,137
Atlas CC Acquisition Corp., First Lien C Term Loan(c)	United States	3M US L + 4.25%	5.82%	05/25/28	143,540	133,045
Barracuda Networks, Inc., Second Lien 2nd Lien Term Loan	United States	3M US L + 6.75%	7.99%	10/30/28	401,326	402,831
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan(c)	United States	1M US L + 3.75%	5.42%	10/02/25	2,905,681	2,714,400

See Notes to Consolidated Financial Statements.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

 June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
DCert Buyer, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 4.00%	5.67%	10/16/26	$3,490,828	$3,346,203
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	United States	1M US L + 7.00%	8.67%	02/19/29	1,403,693	1,312,453
Digital Media Solutions LLC, First Lien Initial Term Loan(c)	United States	3M US L + 5.00%	7.25%	05/25/26	849,445	777,242
Electronics for Imaging, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 5.00%	6.67%	07/23/26	2,955,402	2,650,020
Flexera Software LLC, First Lien Term Loan(c)	United States	3M US L + 3.75%	5.37%	03/03/28	3,478,762	3,305,694
Imperva, Inc., First Lien Term Loan(c)	United States	3M US L + 4.00%	5.40%	01/12/26	6,500,000	5,869,500
Proofpoint, Inc., First Lien Initial Term Loan	United States	3M US L + 3.25%	4.82%	08/31/28	4,994,892	4,655,065
RealPage, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 3.00%	4.67%	04/24/28	6,419,435	5,951,330
Sovos Compliance LLC, First Lien Initial Term Loan(c)	United States	1M US L + 4.50%	6.15%	08/11/28	3,888,194	3,673,138
Sovos Compliance LLC, First Lien Term Loan(c)	United States	1M US L + 4.50%	6.17%	08/11/28	673,346	636,103
UKG, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 3.75%	5.42%	05/04/26	3,491,026	3,308,637
UKG, Inc., First Lien Term Loan(c)	United States	3M US L + 3.25%	5.54%	05/04/26	129,826	121,976
Ultimate Software, 2021 Incremental, Second Lien Term Loan	United States	3M US L + 5.25%	7.54%	05/03/27	2,499,586	2,325,865
						61,464,021
HOTEL, GAMING & LEISURE (2.91%)
Aimbridge Acquisition Co., Inc., First Lien 2021 Term Loan	United States	1M US L + 4.75%	6.26%	02/02/26	139,483	126,900
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan	United States	1M US L + 3.75%	5.42%	02/02/26	1,174,361	1,053,009
Ferititta Entertainment, LLC, First Lien Term Loan(c)	United States	1M SOFR + 4.00%	5.53%	01/27/29	7,000,000	6,475,035
OVG Business Services, LLC, First Lien Term Loan(e)	United States	1M US L + 6.25%	7.25%	11/20/28	3,037,300	3,010,989
Playpower, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	7.75%	05/08/26	1,453,863	1,283,034
Scientific Games Holdings LP, First Lien Term Loan(c)	United States	3M SOFR + 3.50%	5.62%	04/04/29	4,000,000	3,714,160
						15,663,127
MEDIA: ADVERTISING, PRINTING & PUBLISHING (4.45%)
Associations Inc., PIK, First Lien Term Loan(e)(g)	United States	3M US L + 4.00%	6.38%	07/02/27	3,000,000	2,970,000
Getty Images, Inc., First Lien Initial Dollar Term Loan(c)	United States	3M US L + 4.50%	6.13%	02/19/26	3,979,475	3,858,101
Getty Images, Inc., First Lien Initial Euro Term Loan	United States	3M EUR L + 5.00%	5.00%	02/19/26	€290,568	286,994
Houghton Mifflin Harcourt Co., First Lien Term Loan(c)	United States	1M SOFR + 5.25%	6.88%	04/09/29	$4,000,000	3,637,520
McGraw-Hill Education, Inc., First Lien Term Loan(c)	United States	3M US L + 4.75%	5.55%	07/28/28	6,442,206	5,851,649
R.R. Donnelley & Sons Co, First Lien Term Loan(e)	United States	1M SOFR + 5.00%	6.63%	11/01/26	7,500,000	7,350,000
						23,954,264
MEDIA: BROADCASTING & SUBSCRIPTION (0.61%)
Univision Communications, Inc., First Lien Term Loan(c)	United States	3M SOFR + 4.25%	6.25%	06/24/29	1,098,902	1,050,363

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	17

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: BROADCASTING & SUBSCRIPTION (continued)
Virgin Media Ireland, Ltd., First Lien Facility B1 Term Loan	Ireland	6M EUR L + 3.50%	3.86%	07/15/29	€893,224	$854,396
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan(c)	United States	1M US L + 2.75%	4.42%	05/18/25	$1,453,008	1,372,316
						3,277,075
RETAIL (3.44%)
Ascena Retail Group, Inc., First Lien Tranche B Term Loan(h)	United States	3M US L + 4.50%	5.25%	08/21/22	1,435,369	5,081
Claire's Stores, Inc., First Lien Term Loan	United States	1M US L + 6.50%	8.17%	12/18/26	1,814,815	1,730,123
Hunkemoller B.V., First Lien Term Loan	Netherlands	3M EUR L + 3.75%	3.75%	02/13/23	€2,269,445	2,328,724
Petco Health & Wellness Co., Inc., First Lien Term Loan(c)	United States	3M US L + 3.25%	5.50%	03/03/28	$9,984,848	9,437,229
Runner Buyer, Inc., First Lien Term Loan(c)	United States	3M US L + 5.50%	7.07%	10/20/28	1,285,446	1,005,861
Tory Burch LLC, First Lien Initial B Term Loan(c)	United States	1M US L + 3.00%	4.67%	04/16/28	4,420,861	3,985,694
						18,492,712
SERVICES: BUSINESS (9.45%)
Acuity, First Lien Delayed Draw Term Loan(e)(f)	United Kingdom	L + 5.25%		06/07/29	1,137,500	1,109,063
Acuity, First Lien Term Loan(e)	United Kingdom	3M SOFR + 5.25%	6.04%	06/07/29	6,362,500	6,203,437
Allied Universal Holdco LLC, First Lien Term Loan(c)	United States	1M US L + 3.75%	5.42%	05/12/28	226,590	208,180
CDK Global, Inc., First Lien Term Loan(c)	United States	3M SOFR + 4.50%	6.61%	07/06/29	3,846,154	3,646,173
Comet Bidco, Ltd., First Lien Facility B2 Term Loan	United Kingdom	6M US L + 5.00%	7.08%	09/30/24	2,228,275	1,838,327
Cornerstone OnDemand, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 3.75%	5.42%	10/16/28	3,117,751	2,798,181
Deerfield Dakota Holding LLC, First Lien Term Loan(c)	United States	1M SOFR + 3.75%	5.28%	04/09/27	3,989,822	3,746,702
Ensemble RCM LLC, First Lien Closing Date Term Loan(c)	United States	3M US L + 3.75%	4.99%	08/03/26	1,222,794	1,185,853
eResearchTechnology, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 4.50%	6.17%	02/04/27	8,426,446	7,806,765
Galaxy US Opco Inc., First Lien Term Loan(c)	United States	1M SOFR + 4.75%	6.28%	04/29/29	3,000,000	2,823,750
GBT Group Services, First Lien Term Loan(g)	Netherlands	3M US L + 6.50%	8.29%	12/02/26	15,000,000	15,049,950
Marnix SAS, First Lien Facility B (EUR) Term Loan	France	3M EUR L + 3.00%	3.00%	11/19/26	€464,705	441,792
Polaris Newco LLC, First Lien Term Loan(c)	United States	1M US L + 4.00%	5.67%	06/02/28	$4,177,096	3,872,022
Verscend Holding Corp., First Lien B-1 Term Loan(c)	United States	1M US L + 4.00%	5.67%	08/27/25	106,230	101,981
						50,832,176
SERVICES: CONSUMER (1.63%)
Delivery Hero SE, First Lien Term Loan(c)	Republic of South Korea	3M SOFR + 5.75%	6.95%	08/12/27	4,000,000	3,770,000
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan(c)	United States	1M US L + 4.00%	5.63%	05/04/28	5,376,571	4,986,769
						8,756,769
TELECOMMUNICATIONS (1.49%)
Cincinnati Bell, Inc., First Lien Term Loan(c)	United States	1M SOFR + 3.25%	4.88%	11/22/28	687,667	655,261
LOGIX Holding Company LLC, First Lien Initial Term Loan	United States	1M US L + 5.75%	7.42%	12/22/24	251,012	233,880
Radiate Holdco LLC, First Lien Facility B3 Term Loan(c)	United States	1M US L + 3.25%	4.92%	09/25/26	2,128,022	1,983,987

See Notes to Consolidated Financial Statements.

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
Zacapa SARL, First Lien B Term Loan(c)	Luxembourg	3M SOFR + 4.25%	6.30%	03/22/29	$3,491,458	$3,270,187
Zayo Group Holdings, Inc., First Lien Term Loan	United States	1M SOFR + 4.25%	5.78%	03/09/27	2,000,000	1,874,580
						8,017,895
TRANSPORTATION: CONSUMER (1.73%)
AAdvantage Loyalty IP, Ltd., First Lien Term Loan(c)	United States	3M US L + 4.75%	5.81%	04/20/28	4,000,000	3,826,420
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	United States	1M US L + 4.00%	5.67%	01/25/24	3,295,925	2,956,032
United AirLines, Inc., First Lien Class B Term Loan(c)	United States	1M US L + 3.75%	5.39%	04/21/28	2,702,435	2,523,412
						9,305,864
WHOLESALE (0.74%)
LBM Acquisition LLC, First Lien Term Loan(c)	United States	1M US L + 3.75%	5.42%	12/17/27	4,830,527	3,982,939

TOTAL BANK LOANS
(Cost $368,713,002)						348,833,869

CORPORATE BONDS (50.73%)(i)
AEROSPACE & DEFENSE (3.00%)(i)
Allegiant Travel Co.	United States		8.50%	02/05/24	$3,722,000	3,677,336
Rolls-Royce PLC	United Kingdom		5.75%	10/15/27	419,000	380,074
TransDigm, Inc.	United States		6.25%	03/15/26	12,500,000	12,084,375
						16,141,785
AUTOMOTIVE (2.45%)(i)
AAG FH LP	Canada		9.75%	07/15/24	1,303,000	1,477,846
Carvana Co.	United States		10.25%	05/01/30	14,208,000	11,686,080
						13,163,926
BANKING, FINANCE, INSURANCE & REAL ESTATE (2.48%)(i)
Alliant Holdings Intermediate LLC	United States		6.75%	10/15/27	7,500,000	6,683,475
Encore Capital Group, Inc.	United States		4.25%	06/01/28	£672,000	672,649
Quidditch Acquisition, Inc.(e)	United States		11.25%	03/21/25	$1,750,000	1,643,101
Ryan Specialty Group LLC(c)	United States		4.38%	02/01/30	5,000,000	4,360,326
						13,359,551
BEVERAGE, FOOD & TOBACCO (0.97%)(i)
Market Bidco Finco PLC	United Kingdom		5.50%	11/04/27	£5,500,000	5,210,502

CAPITAL EQUIPMENT (0.76%)(i)
SPX FLOW, Inc.	United States		8.75%	04/01/30	$5,000,000	4,112,500

CONSTRUCTION & BUILDING (1.19%)(i)
Standard Industries, Inc.	United States		4.75%	01/15/28	7,500,000	6,426,563

CONTAINERS, PACKAGING & GLASS (1.38%)(i)
Ardagh Metal Packaging Finance USA LLC	United States		6.00%	06/15/27	7,500,000	7,419,806

ENERGY: OIL & GAS (5.87%)
Alta Mesa Holdings LP(h)	United States		7.88%	12/15/24	968,000	3,630
Chesapeake Energy Corp.(j)	United States		5.88%	02/01/29	7,500,000	7,091,250
DT Midstream, Inc.(j)	United States		4.38%	06/15/31	5,000,000	4,196,916
Energy Transfer LP, Series H(b)	United States	5Y UST + 5.69%	6.50%	12/31/49	7,500,000	6,638,839
Moss Creek Resources Holdings, Inc.(j)	United States		10.50%	05/15/27	10,000,000	9,543,056

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	19

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ENERGY: OIL & GAS (continued)
Venture Global Calcasieu Pass LLC(j)	United States		3.88%	11/01/33	$5,000,000	$4,131,225
						31,604,916
ENVIRONMENTAL INDUSTRIES (0.77%)(i)
GFL Environmental, Inc.	Canada		4.00%	08/01/28	5,000,000	4,145,909

HEALTHCARE & PHARMACEUTICALS (3.25%)
CAB SELAS	France		3.38%	02/01/28	€3,000,000	2,547,761
Embecta Corp.(j)	United States		5.00%	02/15/30	$7,500,000	6,342,187
Minerva Merger Sub, Inc.(j)	United States		6.50%	02/15/30	10,000,000	8,337,500
US Acute Care Solutions LLC(j)	United States		6.38%	03/01/26	266,000	237,864
						17,465,312
HIGH TECH INDUSTRIES (1.67%)(i)
CA Magnum Holdings	India		5.38%	10/31/26	4,899,000	4,280,393
Entegris Escrow Corp.(c)	United States		4.75%	04/15/29	5,000,000	4,681,250
						8,961,643
HOTEL, GAMING & LEISURE (5.94%)
Allwyn Entertainment Financing UK PLC(b)(j)	United Kingdom	3M EUR L + 4.13%	4.13%	02/15/28	€764,000	731,477
Carnival Corp.(j)	United States		9.88%	08/01/27	$5,000,000	4,884,375
Life Time, Inc.(j)	United States		5.75%	01/15/26	7,500,000	6,755,625
Loarre Investments SARL(j)	Spain		6.50%	05/15/29	€7,000,000	6,860,695
Marriott Ownership Resorts, Inc.(j)	United States		6.13%	09/15/25	$5,000,000	4,957,875
MGM Resorts International	United States		6.75%	05/01/25	5,000,000	4,939,844
Premier Entertainment Sub LLC(j)	United States		5.63%	09/01/29	2,018,000	1,434,041
Premier Entertainment Sub LLC(j)	United States		5.88%	09/01/31	2,018,000	1,395,474
						31,959,406
MEDIA: ADVERTISING, PRINTING & PUBLISHING (2.50%)(i)
Cimpress PLC	Ireland		7.00%	06/15/26	875,000	697,935
Gannett Holdings LLC	United States		6.00%	11/01/26	7,500,000	6,295,313
McGraw-Hill Education, Inc.	United States		5.75%	08/01/28	7,500,000	6,438,125
						13,431,373
MEDIA: BROADCASTING & SUBSCRIPTION (6.08%)
Altice France SA(j)	France		5.50%	10/15/29	10,000,000	7,650,000
CCO Holdings LLC(j)	United States		4.25%	01/15/34	7,500,000	5,782,857
CCO Holdings LLC(j)	United States		5.38%	06/01/29	2,500,000	2,285,937
CSC Holdings LLC(j)	United States		3.38%	02/15/31	341,000	253,516
CSC Holdings LLC(j)	United States		6.50%	02/01/29	7,500,000	6,822,975
Vmed O2 UK Financing I PLC	United Kingdom		4.50%	07/15/31	£5,000,000	4,836,486
Ziggo BV(j)	Netherlands		4.88%	01/15/30	$6,000,000	5,078,250
						32,710,021
RETAIL (3.55%)(i)
Albertsons Cos., Inc.	United States		5.88%	02/15/28	6,682,000	6,256,958
Asbury Automotive Group, Inc.	United States		4.62%	11/15/29	7,500,000	6,201,562
Guitar Center, Inc.	United States		8.50%	01/15/26	7,501,000	6,629,009
						19,087,529
SERVICES: BUSINESS (3.14%)(i)
Advantage Sales & Marketing, Inc.	United States		6.50%	11/15/28	7,500,000	6,436,875
Allied Universal Holdco LLC	United States		4.63%	06/01/28	7,500,000	6,170,580
Garda World Security Corp.	Canada		4.63%	02/15/27	5,000,000	4,309,713
						16,917,168
TELECOMMUNICATIONS (3.72%)
Cogent Communications Group, Inc.(j)	United States		7.00%	06/15/27	5,000,000	4,794,666
Frontier Communications Holdings LLC(j)	United States		8.75%	05/15/30	10,000,000	10,118,750
Kaixo Bondco Telecom SA(j)	Spain		5.13%	09/30/29	€876,000	699,954

See Notes to Consolidated Financial Statements.

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
Lorca Telecom Bondco SA	Spain		4.00%	09/18/27	€5,000,000	$4,404,029
						20,017,399
TRANSPORTATION: CONSUMER (0.88%)(i)
Anarafe SL(b)(g)	Spain	3M EUR L + 11.75%	11.75%	03/31/26	797,488	881,696
Hertz Corp.	United States		5.00%	12/01/29	$5,000,000	3,853,125
						4,734,821
UTILITIES: ELECTRIC (1.13%)
Covanta Holding Corp.	United States		5.00%	09/01/30	7,500,000	6,050,625

TOTAL CORPORATE BONDS
(Cost $292,494,580)						272,920,755

CONVERTIBLE CORPORATE BONDS (2.00%)(i)
BANKING, FINANCE, INSURANCE & REAL ESTATE (0.22%)
Apollo Commercial Real Estate Finance, Inc.	United States		5.38%	10/15/23	$1,216,000	1,200,180

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.94%)(e)
Gannett Co., Inc.	United States		6.00%	12/01/27	5,000,000	5,056,543

SERVICES: CONSUMER (0.84%)
Delivery Hero SE	Republic of South Korea		0.25%	01/23/24	€5,000,000	4,508,263

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $10,868,158)						10,764,986

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (2.84%)(b)
DEBT (2.45%)
Anchorage Credit Funding 13, Ltd., Series 2021-13A(i)(j)	Cayman Islands		6.84%	07/27/39	$350,000	266,851
Anchorage Credit Funding 13, Ltd., Series 2021-13A(i)(j)	Cayman Islands		6.92%	07/27/39	2,300,000	1,772,874
Anchorage Credit Funding 14, Ltd., Series 2021-14A(i)(j)	Cayman Islands		7.45%	01/21/40	850,000	687,778
Basswood Park CLO, Ltd., Series 2021-1A(j)	Cayman Islands	3M US L + 6.15%	7.21%	04/20/34	2,000,000	1,756,922
Bilbao CLO II DAC, Series 2021-2A(j)	Ireland	3M EUR L + 5.97%	5.97%	08/20/35	€2,000,000	1,631,510
Cabinteely Park CLO DAC, Series 2021-1X	Ireland	3M EUR L + 6.26%	6.26%	08/15/34	2,000,000	1,643,605
CIFC European Funding CLO IV DAC, Series 2021-4X	Ireland	3M EUR L + 5.97%	5.97%	08/18/35	1,020,000	852,842
Fortress Credit Bsl XVII, Ltd., Series 2022-1A(j)	Cayman Islands	3M US SOFR + 8.15%	9.27%	10/23/34	$3,000,000	2,861,541
Octagon 53, Ltd., Series 2021-1A(j)	Cayman Islands	3M US L + 6.50%	7.54%	04/15/34	2,000,000	1,722,896
						13,196,819
EQUITY (0.39%)(h)(i)(k)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		8.72%	07/27/39	$850,000	633,843

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	21

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
EQUITY (continued)
Ares XXXIV CLO, Ltd., Series 2015-2	Cayman Islands		6.48%	07/29/26	$3,750,000	$1,440,781
						2,074,624
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $17,693,565)						15,271,443

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED MORTGAGE OBLIGATIONS (1.02%)(b)(j)
Freddie Mac STACR REMIC Trust 2022-DNA3, Series 2022-DNA3	United States	1M US SOFR + 4.35%	5.28%	04/25/42	$3,887,176	3,596,534
Freddie Mac STACR REMIC Trust 2022-DNA3, Series 2022-DNA3	United States	1M US SOFR + 5.65%	6.58%	04/25/42	2,000,000	1,858,712
						5,455,246
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,785,483)						5,455,246

		Shares	Value
EQUITY INTEREST (0.47%)(l)(m)
ENERGY: OIL & GAS (0.47%)
Bruin Blocker LLC(e)	United States	27,864	–
PureWest LLC Common, Class A	United States	72,777	2,529,001
			2,529,001
HOTEL, GAMING & LEISURE (0.00%)(n)
Cineworld Group plc Warrant, Strike Price $41.49	United States	84,898	13,590

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(e)(n)
PacificCo Inc.	United States	1,260	–

TRANSPORTATION: CARGO (0.00%)(e)
Bahia De Las Isletas A2	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	–
Bahia De Las Isletas B2	Spain	2,162	–
Bahia De Las Isletas B3	Spain	375	–
			–
TOTAL EQUITY INTEREST
(Cost $847,463)			2,542,591

TOTAL INVESTMENTS (121.89%)
(Cost $696,402,251)			$655,788,890

Liabilities in Excess of Other Assets (-21.89%)			(117,755,717)
NET ASSETS (100.00%)			$538,033,173

Reference Rates:
1M US L - 1 Month US LIBOR as of June 30, 2022 was 1.79%
3M US L - 3 Month US LIBOR as of June 30, 2022 was 2.29%
6M US L - 6 Month US LIBOR as of June 30, 2022 was 2.94%
3M EUR L - 3 Month EURIBOR as of June 30, 2022 was (0.20)%
6M EUR L - 6 Month EURIBOR as of June 30, 2022 was 0.26%
1M US SOFR – 1 Month US SOFR as of June 30, 2022 was 1.50%
3M US SOFR – 3 Month US SOFR as of June 30, 2022 was 1.50%

3M SONIA - 3 Month SONIA as of June 30, 2022 was 1.19%

See Notes to Consolidated Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

6M SONIA - 6 Month SONIA as of June 30, 2022 was 1.19%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.

(c)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A..

(d)	Investment or portion thereof has not settled as of June 30, 2022. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate ("LIBOR" or “L”) or Euro Interbank Offered Rate ("EURIBOR" or "EUR L"); the Fund will not accrue interest until the settlement date at which point LIBOR or EURIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.

(e)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).

(f)	Investment or portion thereof was not funded as of June 30, 2022. The Fund had $5,989,733 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Access Group PIK, First Lien Delayed Draw Term Loan	$2,506,249	$-	$2,506,249
Acuity, First Lien Delayed Draw Term Loan	1,137,500	–	1,137,500
Anaplan Inc., First Lien Delayed Draw Term Loan	582,452	–	582,452
AthenaHealth Group, Inc., First Lien Delayed Draw Term Loan	1,533,004	–	1,533,004
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan	73,071	–	73,071
Trident TPI Holdings, Inc., First Lien Delayed Draw Term Loan	421,519	264,062	157,457
Total	$6,253,795	$264,062	$5,989,733

(g)	Paid in kind security which may pay interest in additional par.

(h)	See Note 2 regarding defaulted securities.

(i)	Fixed rate security.

(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2022, the aggregate market value of such securities was $261,729,783, representing 48.65% of net assets.

(k)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(l)	Securities may be deemed to be “restricted securities” under the Securities Act. As of June 30, 2022, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value June 30, 2022	Value as Percentage of Net Assets Applicable to Common Stockholders June 30, 2022
Bahia De Las Isletas A2	02/17/2022	$–	$–	–%
Bahia De Las Isletas A3	02/17/2022	16,700	–	–%
Bahia De Las Isletas B2	02/17/2022	–	–	–%
Bahia De Las Isletas B3	02/17/2022	21,301	–	–%
Bruin Blocker LLC	08/31/2020	–	–	–%
Cineworld Group plc Warrant	11/23/2020	–	13,590	0.00%
PacificCo Inc.	03/05/2019	383,355	–	–%
PureWest LLC Common, Class A, Class A	09/28/2020	426,107	2,529,001	0.47%
Total		$847,463	$2,542,591	0.47%

(m)	Non-income producing security.
(n)	Less than 0.005%.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	23

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Common Abbreviations:

CLO - Collateralized Loan Obligation

GmbH - German Company with limited liability

L or LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

S.A. - Société Anonyme

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	09/02/22	CAD	1,406,365	USD	1,398,547	$7,818
Bank of New York Mellon	09/21/22	CAD	372,956	USD	371,990	966
Bank of New York Mellon	09/21/22	USD	4,107,151	AUD	3,923,243	$183,908
Bank of New York Mellon	09/02/22	USD	5,046,237	CAD	4,965,013	81,224
Bank of New York Mellon	09/02/22	USD	10,392,651	EUR	9,135,828	1,256,823
Bank of New York Mellon	09/21/22	USD	51,641,631	EUR	51,212,439	429,192
Bank of New York Mellon	09/21/22	USD	29,500,700	GBP	29,260,443	240,257
						$2,200,188

Bank of New York Mellon	09/21/22	AUD	2,679,962	USD	2,691,777	$(11,815)
Bank of New York Mellon	09/21/22	EUR	13,395,968	USD	13,481,026	(85,058)
Bank of New York Mellon	09/21/22	GBP	1,962,888	USD	1,970,672	(7,784)
Bank of New York Mellon	09/21/22	USD	6,028,243	EUR	6,060,332	$(32,089)
Bank of New York Mellon	09/21/22	USD	2,754,445	GBP	2,779,742	(25,297)
						$(162,043)

See Notes to Consolidated Financial Statements.

24	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

ASSETS
Investments, at fair value (Cost $696,402,251)	$655,788,890
Receivable for investments sold	141,563,601
Cash collateral for credit facility	57,695,775
Cash	22,554,230
Interest receivable	8,896,276
Receivable for shares sold	4,588,915
Unrealized appreciation on forward foreign currency contracts (Note 3)	2,200,188
Foreign currency, at value (Cost $1,097,081)	1,092,062
Amortization of debt issuance costs (Note 7)	785,792
Prepaid expenses and other assets	325,186
Total Assets	895,490,915
LIABILITIES
Payable for investments purchased	179,126,197
Payable for lines of credit (Note 7)	167,545,324
Payable for distributions to shareholders	8,454,735
Payable for lines of credit interest (Note 7)	874,241
Payable for administration fees (Note 4)	400,431
Payable for audit and tax fees	213,671
Payable for legal fees	167,229
Unrealized depreciation on forward foreign currency contracts (Note 3)	162,043
Payable for custody fees	140,337
Payable for investment advisory fees (Note 3)	135,441
Payable for transfer agency fees (Note 4)	67,585
Payable for distribution fees (Note 4)	47,693
Payable for shareholder servicing fees (Note 4)	29,979
Payable for compliance service fees (Note 4)	18,110
Accrued expenses and other liabilities	74,726
Total Liabilities	357,457,742
NET ASSETS	$538,033,173
NET ASSETS CONSIST OF
Paid-in capital	$627,448,153
Total accumulated deficit	(89,414,980)
NET ASSETS	$538,033,173

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	25

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

PRICING OF SHARES
Class A:
Net asset value	$21.03
Net assets	$58,994,764
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,804,803
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$22.31
Class C:
Net asset value and maximum offering price	$21.03
Net assets	$71,493,002
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,398,935
Class I:
Net asset value and maximum offering price	$21.03
Net assets	$377,773,357
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	17,959,917
Class M:
Net asset value and maximum offering price	$21.03
Net assets	$210,309
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,999
Class L:
Net asset value	$21.03
Net assets	$12,095,648
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	575,242
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$21.96
Class F:
Net asset value and maximum offering price	$21.04
Net assets	$17,466,093
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	830,252

See Notes to Consolidated Financial Statements.

26	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)
INVESTMENT INCOME
Interest income	$21,878,011
Dividend Income	519,391
Total Investment Income	22,397,402

EXPENSES
Investment advisory fees (Note 4)	5,475,141
Administration fees (Note 4)	444,429
Transfer agency fees (Note 4)	124,295
Shareholder servicing fees (Note 4):
Class A	81,617
Class C	95,142
Class L	15,705
Distribution fees (Note 4):
Class C	285,425
Class M	867
Class L	15,605
Credit facility interest expense (Note 7)	1,663,644
Legal fees	227,246
Audit and tax fees	150,671
Reports to shareholders and printing fees	126,482
Compliance service fees (Note 4)	99,054
Trustees' fees (Note 4)	69,374
Custody fees	47,199
State registration fees	41,775
Credit facility fees (Note 7)	36,996
Income tax expense	32,808
Insurance fees	11,504
Credit facility unfunded commitment fee (Note 7)	10,658
Other expenses	102,838
Total Expenses	9,158,475
Fees waived/expenses reimbursed by Adviser (Note 4)	(3,861,364)
Net Expenses	5,297,111
Net Investment Income	17,100,291
NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS, TOTAL RETURN SWAPS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized loss on investments	(51,441,775)
Net realized gain on forward foreign currency transactions	9,469,514
Net realized loss on foreign currency translation	(142,209)
Net realized loss	(42,114,470)
Net change in unrealized depreciation on investments	(46,582,722)
Net change in unrealized appreciation on forward foreign currency transactions	250,618
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(380,861)
Net change in unrealized depreciation	(46,712,965)
NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	(88,827,435)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(71,727,144)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	27

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income	$17,100,291	$32,842,019
Net realized gain/(loss)	(42,114,470)	12,983,186
Net change in unrealized depreciation	(46,712,965)	(3,723,908)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(71,727,144)	42,101,297
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(1,975,259)	(4,998,279)
Class C
From distributable earnings	(2,260,267)	(4,324,803)
Class I
From distributable earnings	(12,362,061)	(21,469,720)
Class M(a)
From distributable earnings	(6,869)	(2,451)
Class L
From distributable earnings	(389,686)	(789,338)
Class F
From distributable earnings	(586,195)	(1,370,013)
Total Distributions to Shareholders	(17,580,337)	(32,954,604)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	5,711,850	22,012,675
Distributions reinvested	1,018,868	2,666,052
Shares redeemed (Note 8)	(9,674,653)	(16,828,116)
Exchanged out	(250,661)	(19,101,663)
Class C
Shares sold	8,082,537	20,002,671
Distributions reinvested	982,953	1,838,229
Shares redeemed (Note 8)	(2,762,466)	(5,676,030)
Exchanged out	(813,591)	(2,661,643)
Class I
Shares sold	64,588,670	182,728,016
Distributions reinvested	5,586,469	9,298,483
Shares redeemed (Note 8)	(73,476,951)	(56,169,488)
Exchanged in	1,094,301	21,877,697
Class M(a)
Exchanged in	–	245,500
Class L
Shares sold	493,430	2,579,103
Distributions reinvested	220,890	384,122
Shares redeemed (Note 8)	(312,872)	(826,279)
Exchanged out	(30,049)	(260,501)
Class F
Distributions reinvested	52,851	120,807
Shares redeemed (Note 8)	(967,885)	(2,122,011)
Exchanged out	–	(99,390)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(456,309)	160,008,234
Net increase/(decrease) in net assets	(89,763,790)	169,154,927
NET ASSETS:
Beginning of year	627,796,963	458,642,036

See Notes to Consolidated Financial Statements.

28	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
End of year	$538,033,173	$627,796,963
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	2,940,435	3,398,258
Shares sold	244,274	900,426
Distributions reinvested	45,584	108,899
Shares redeemed (Note 8)	(414,911)	(689,806)
Exchanged out	(10,579)	(777,342)
Net decrease in shares outstanding	(135,632)	(457,823)
Ending shares	2,804,803	2,940,435
Class C
Beginning shares	3,164,548	2,613,584
Shares sold	343,882	816,545
Distributions reinvested	44,074	75,076
Shares redeemed (Note 8)	(119,088)	(231,854)
Exchanged out	(34,481)	(108,803)
Net increase in shares outstanding	234,387	550,964
Ending shares	3,398,935	3,164,548
Class I
Beginning shares	18,051,828	11,610,519
Shares sold	2,744,302	7,469,463
Distributions reinvested	250,468	379,687
Shares redeemed (Note 8)	(3,132,965)	(2,298,739)
Exchanged in	46,284	890,898
Net increase/(decrease) in shares outstanding	(91,911)	6,441,309
Ending shares	17,959,917	18,051,828
Class M(a)
Beginning shares	9,999	–
Exchanged in	–	9,999
Net increase in shares outstanding	–	9,999
Ending shares	9,999	9,999
Class L
Beginning shares	559,179	482,514
Shares sold	20,598	105,389
Distributions reinvested	9,901	15,689
Shares redeemed (Note 8)	(13,212)	(33,715)
Exchanged out	(1,224)	(10,698)
Net increase in shares outstanding	16,063	76,665
Ending shares	575,242	559,179
Class F
Beginning shares	869,758	955,874
Distributions reinvested	2,375	4,940
Shares redeemed (Note 8)	(41,881)	(86,997)
Exchanged out	–	(4,059)
Net decrease in shares outstanding	(39,506)	(86,116)
Ending shares	830,252	869,758

(a)	Class M shares commenced operations on November 2, 2021.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	29

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2022 (Unaudited)
Operating Activities:
Net decrease in net assets resulting from operations	$(71,727,144)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(649,541,239)
Proceeds from sale of investments	649,519,671
Net realized loss on investments	51,441,775
Net realized gain on foreign currency transactions	(9,469,514)
Net change in unrealized appreciation on investments	46,582,722
Net unrealized depreciation on forward foreign currency contracts	(250,618)
Amortization and accretion of discounts and premiums, net	(1,251,003)
Change in operating assets and liabilities:
Interest receivables	(2,994,295)
Amortization of debt issuance costs	93,000
Prepaid expenses and other assets	(235,947)
Payable for investment advisory fees	(259,460)
Payable for distribution fees	(3,766)
Payable for shareholder servicing fees	(3,900)
Payable for transfer agency fees	13,257
Payable for lines of credit interest	374,425
Payable for administration fees	71,822
Payable for trustees' fees	(33,750)
Payable for legal fees	104,524
Payable for audit and tax fees	(139,329)
Payable for custody fees	47,109
Payable for compliance service fees	(34,043)
Payable for credit facility unfunded commitment fee	(9,726)
Accrued expenses and other liabilities	(145,295)
Net cash provided by operating activities	12,149,276

Financing Activities:
Cash provided by lines of credit	33,600,000
Proceeds from shares sold	80,580,262
Cost of shares redeemed	(87,194,827)
Distributions paid to shareholders	(10,401,669)
Deferred debt issuance cost	(443,404)
Net cash provided by financing activities	16,140,362
Effect of exchange rates on cash	(22,119)

Cash and cash equivalents, beginning of period	$53,074,548
Cash and cash equivalents, end of period	$81,342,067

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$7,862,031
Cash paid during the period for interest from bank borrowing:	$1,289,219

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	49,759,227
Cash collateral for credit facility	3,315,321
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	23,646,292
Cash collateral for credit facility	57,695,775

See Notes to Consolidated Financial Statements.

30	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.53		$24.06		$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.53		1.28		1.59		1.52		0.92
Net realized and unrealized gain/(loss)	(3.48)		0.47		(0.65)		1.01		(1.27)		0.16
Total from investment operations	(2.81)		2.00		0.63		2.60		0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(0.69)		(1.53)		(1.46)		(1.72)		(1.54)		(0.78)
Total distributions	(0.69)		(1.53)		(1.46)		(1.72)		(1.54)		(0.78)

Net increase/(decrease) in net asset value	(3.50)		0.47		(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$21.03		$24.53		$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	(11.61)%		8.49%		3.16%		11.04%		0.93%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$58,995		$72,120		$81,766		$65,930		$31,350		$14,581
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.17	%(d)	3.10%		2.79%		2.97%		3.32%		5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.79	%(d)(f)	1.72	%(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.78	%(d)	6.26%		5.59%		6.45%		6.09%		4.86	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.60	%(d)	2.76%		2.79%		2.97%		3.32%		5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)(f)	1.38	%(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(d)(g)

Portfolio turnover rate(h)	109%		73%		98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	31

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.53		$24.06		$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.53		1.28		1.58		1.52		0.91
Net realized and unrealized gain/(loss)	(3.48)		0.47		(0.65)		1.02		(1.27)		0.17
Total from investment operations	(2.81)		2.00		0.63		2.60		0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(0.69)		(1.53)		(1.46)		(1.72)		(1.54)		(0.78)
Total distributions	(0.69)		(1.53)		(1.46)		(1.72)		(1.54)		(0.78)

Net increase/(decrease) in net asset value	(3.50)		0.47		(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$21.03		$24.53		$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	(11.61)%		8.49%		3.16%		11.04%		0.94%		4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$71,493		$77,619		$62,889		$49,083		$18,091		$6,681
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.93	%(d)	3.84%		3.54%		3.73%		4.07%		6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.79	%(d)(f)	1.73	%(f)	1.25	%(f)	0.56	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.78	%(d)	6.25%		5.59%		6.41%		6.12%		4.83	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.36	%(d)	3.50%		3.54%		3.73%		4.07%		6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)(f)	1.39	%(f)	1.25	%(f)	0.56	%(f)	0	%(g)	0	%(d)(g)

Portfolio turnover rate(h)	109%		73%		98%		72%		56%		48%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	33

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.53		$24.06		$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.52		1.28		1.59		1.52		0.90
Net realized and unrealized gain/(loss)	(3.48)		0.49		(0.65)		1.01		(1.27)		0.19
Total from investment operations	(2.81)		2.01		0.63		2.60		0.25		1.09

DISTRIBUTIONS:
From net investment income(b)	(0.69)		(1.54)		(1.46)		(1.72)		(1.54)		(0.79)
Total distributions	(0.69)		(1.54)		(1.46)		(1.72)		(1.54)		(0.79)

Net increase/(decrease) in net asset value	(3.50)		0.47		(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$21.03		$24.53		$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	(11.61)%		8.50%		3.16%		11.04%		0.95%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$377,773		$442,765		$279,376		$236,901		$118,119		$42,593
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.93	%(d)	2.84%		2.54%		2.72%		3.07%		5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.79	%(d)(f)	1.73	%(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.78	%(d)	6.24%		5.60%		6.44%		6.12%		4.78	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.36	%(d)	2.50%		2.54%		2.72%		3.07%		5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)(f)	1.39	%(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(d)(g)

Portfolio turnover rate(h)	109%		73%		98%		72%		56%		48%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	35

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Period November 2, 2021 (Commencement of Operations) to December 31, 2021
Net asset value, beginning of period	$24.53		$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		0.23
Net realized and unrealized loss	(3.48)		–
Total from investment operations	(2.81)		0.23

DISTRIBUTIONS:
From net investment income(b)	(0.69)		(0.25)
Total distributions	(0.69)		(0.25)

Net (decrease) in net asset value	(3.50)		(0.02)
Net asset value, end of period	$21.03		$24.53
TOTAL RETURN(c)	(11.61)%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$210		$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.68	%(d)	3.57	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.79	%(d)(e)	1.85	%(d)(e)
Ratio of net investment income to average net assets	5.78	%(d)	5.82	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.11	%(d)	3.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)(e)	1.50	%(d)(e)

Portfolio turnover rate(f)	109%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2021 to June 30, 2021, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	37

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period September 5, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.52		$24.05		$24.89		$24.01		$25.30		$25.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.53		1.28		1.57		1.53		0.40
Net realized and unrealized gain/(loss)	(3.47)		0.47		(0.66)		1.03		(1.28)		0.06
Total from investment operations	(2.80)		2.00		0.62		2.60		0.25		0.46

DISTRIBUTIONS:
From net investment income(b)	(0.69)		(1.53)		(1.46)		(1.72)		(1.54)		(0.37)
Total distributions	(0.69)		(1.53)		(1.46)		(1.72)		(1.54)		(0.37)

Net increase/(decrease) in net asset value	(3.49)		0.47		(0.84)		0.88		(1.29)		0.09
Net asset value, end of period	$21.03		$24.52		$24.05		$24.89		$24.01		$25.30
TOTAL RETURN(c)	(11.57)%		8.49%		3.13%		11.05%		0.94%		1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,096		$13,711		$11,606		$5,537		$1,831		$520
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.41	%(d)	3.31%		3.05%		3.19%		3.45%		4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.79	%(d)(e)	1.73	%(e)	1.25	%(e)	0.59	%(e)	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.78	%(d)	6.25%		5.58%		6.38%		6.14%		4.88	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.84	%(d)	2.97%		3.05%		3.19%		3.45%		4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)(e)	1.39	%(e)	1.25	%(e)	0.59	%(e)	0	%(f)	0	%(d)(f)

Portfolio turnover rate(g)	109%		73%		98%		72%		56%		48%

See Notes to Consolidated Financial Statements.

38	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	39

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period September 25, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.53		$24.07		$24.90		$24.01		$25.30		$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.53		1.28		1.63		1.50		0.32
Net realized and unrealized gain/(loss)	(3.47)		0.46		(0.65)		0.97		(1.26)		0.03
Total from investment operations	(2.80)		1.99		0.63		2.60		0.24		0.35

DISTRIBUTIONS:
From net investment income(b)	(0.69)		(1.53)		(1.46)		(1.71)		(1.53)		(0.30)
Total distributions	(0.69)		(1.53)		(1.46)		(1.71)		(1.53)		(0.30)

Net increase/(decrease) in net asset value	(3.49)		0.46		(0.83)		0.89		(1.29)		0.05
Net asset value, end of period	$21.04		$24.53		$24.07		$24.90		$24.01		$25.30
TOTAL RETURN(c)	(11.57)%		8.44%		3.15%		11.06%		0.91%		1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,466		$21,337		$23,004		$25,965		$26,843		$38,254
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.93	%(d)	2.84%		2.54%		2.70%		3.03%		3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.79	%(d)(e)	1.72	%(e)	1.25	%(e)	0.43	%(e)	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.78	%(d)	6.27%		5.60%		6.58%		5.99%		4.85	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.36	%(d)	2.50%		2.54%		2.70%		3.03%		3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)(e)	1.38	%(e)	1.25	%(e)	0.43	%(e)	0	%(f)	0	%(d)(f)

Portfolio turnover rate(g)	109%		73%		98%		72%		56%		48%

See Notes to Consolidated Financial Statements.

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2022	41

Apollo Diversified Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Information about the Fund's senior securities is shown in the following table:

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Lines of Credit Total Amount Outstanding (000's)	$167,545	$133,945	N/A	N/A	N/A	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$4,211	$5,691	N/A	N/A	N/A	N/A

(a)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."

See Notes to Consolidated Financial Statements.

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (formerly, Griffin Institutional Access Credit Fund) (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) (the “Adviser”). BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP, previously served as the Fund’s sub-adviser. As of April 1, 2022, sub-adviser responsibilities were transitioned to Apollo Credit Management, LLC (the “Sub-Adviser”). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund pursues its investment objective through an opportunistic credit strategy focusing on high conviction credit opportunities and investment themes, including high-yield bonds, senior loans (including covenant-lite loans), structured credit, emerging markets debt, and convertibles, inclusive of publicly traded and private companies. The Fund will seek to invest tactically across opportunistic credit strategies employed by the Sub-Adviser in order to capitalize on both near and longer-term relative value opportunities. The Fund intends to identify relative value opportunities by assessing an investment based on the risk reward relationship along with the interaction between a variety of differentiating factors: income, maturity, seniority, structure, collateral, liquidity, geopolitical, and other relevant factors. The Sub-Adviser’s credit platform encompasses a broad array of credit strategy groups that invest in public and private corporate credit instruments across the liquidity spectrum, including high yield bonds and “structured credit.” Structured credit may include collateralized loan obligations, commercial mortgage-backed securities and other asset-backed securities. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments. The Fund may invest in investment grade and below-investment grade rated debt instruments and securities of sovereign and quasi-sovereign issuers, including debt issued by national, regional or local governments and other agencies. The Fund may invest in securities denominated in U.S. dollars or in other foreign currencies.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of GIACF Alternative Holdings, LLC – GIACF Alternative Holdings, LLC, (the “NPL Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on September 18, 2018. The NPL Subsidiary acts as an investment vehicle for the Fund in order to effect certain NPL investments for the Fund. The Fund is the managing and sole member of the NPL Subsidiary pursuant to a limited liability company operating agreement. As a wholly-owned subsidiary of the Fund, the financial results of the NPL Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the NPL Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

Semi-Annual Report | June 30, 2022	43

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

The NPL Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the NPL Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the NPL Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Consolidation of CRDTX SPV I, LLC – CRDTX SPV I, LLC (the "Financing Subsidiary"), a Delaware Limited Liability Company and wholly-owned subsidiary of the Fund, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. As a wholly-owned subsidiary of the Fund, the financial results of CRDTX SPV I, LLC are included in the consolidated financial statements and financial highlights of the Fund. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

Single-Asset Subsidiaries – Certain investments of the Fund will be held in single-asset subsidiaries controlled by the Fund (the “Single-Asset Subsidiaries”). The Single-Asset Subsidiaries are generally formed as needed to hold a particular equity investment obtained in private transactions. The financial statements of the Single-Asset Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. The equity holdings of the Single-Asset Subsidiaries are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund will generally consolidate any wholly-owned or controlled subsidiary. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its wholly-owned and controlled subsidiaries.

Security Valuation – The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. Portfolio securities held by the Fund are valued at their current market values determined on the basis of market or dealer quotations from independent pricing services approved by the Board. If market or dealer quotations are not readily available or deemed unreliable, the Board will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has delegated the day-to-day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and total return swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts and total return swaps will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

   June 30, 2022 (Unaudited)

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six month period ended June 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2022:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$301,340,690	$47,493,179	$348,833,869
Corporate Bonds	–	271,277,654	1,643,101	272,920,755
Convertible Corporate Bonds	–	5,708,443	5,056,543	10,764,986
Collateralized Loan Obligations	–	15,271,443	–	15,271,443
Collateralized Mortgage Obligations	–	5,455,246	–	5,455,246
Equity Interest	–	2,542,591	–	2,542,591
Total	$–	$601,596,067	$54,192,823	$655,788,890
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$2,200,188	$–	$2,200,188
Liabilities:
Forward Foreign Currency Contracts	–	(162,043)	–	(162,043)
Total	$–	$2,038,145	$–	$2,038,145

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

Semi-Annual Report | June 30, 2022	45

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Equity Interest	Convertible Corporate Bonds	Total
Balance as of December 31, 2021	$174,453,006	$2,670,619	$13,248,628	$–	$190,372,253
Accrued discount/ premium	251,683	14,728	–	(3,928)	262,483
Realized Gain/(Loss)	(4,585,782)	(131,217)	1,766,220	–	(2,950,779)
Return of Capital	–	–	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(927,988)	(222,838)	(3,224,915)	(152,029)	(4,527,770)
Purchases	57,020,160	–	38,066	5,212,500	62,270,726
Sales Proceeds and Paydowns	(167,590,526)	(684,561)	(11,827,999)	–	(180,103,086)
Transfer into Level 3	–	–	–	–	–
Transfer out of Level 3	(11,127,374)	(3,630)	–	–	(11,131,004)
Balance as of June 30, 2022	$47,493,179	$1,643,101	$–	$5,056,543	$54,192,823
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2022	$(444,030)	$(228,815)	$(38,001)	$(152,029)	$(710,846)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2022:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Bank Loans	34,591,207	Transaction Approach(a)	Cost(b)	$97.50	$99.00	$97.98
Bank Loans	7,350,000	Discounted Cash Flow	Discount Rate	8.59%	8.59%	8.59%
Bank Loans	3,010,989	Transaction Approach	Recent Transaction(b)	$99.13	$99.13	$99.13
Bank Loans	2,540,983	Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$85.00	$93.50	$87.36
Bank Loans	–	Recoverability	Estimated Proceeds	$–	$–	$–
Convertible	5,056,543	Discounted Cash Flow	Discount Rate	12.40%	12.40%	12.40%
Corporate Bonds		Option Model	Volatility	60.00%	60.00%	60.00%
Corporate Bond	1,643,101	Discounted Cash Flow	Discount Rate	14.56%	14.56%	14.56%
Equity Interests	–	Recoverability	Estimated Proceeds	$–	$–	$–
Total	$54,192,823

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Vendor and/or broker quote	Increase	Decrease
Volatility	Decrease	Increase
Estimated Proceeds	Increase	Decrease
Recent Transaction	Increase	Decrease

(a)	Investments acquired during the quarter ended June 30, 2022

(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or pending transactions)

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of June 30, 2022. The valuation techniques utilized by the Fund included discounted cash flows analysis, recoverability, and the option model. The Fund utilized the discounted cash flow analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The Fund also utilized a recoverability approach to measure fair value of certain of the Fund’s equity and debt investments, specifically a liquidation analysis. There are various company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The primary unobservable input used in the valuation model was estimated proceeds. For certain investments, the Fund used an option model, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

Generally, new investments not valued by a third-party pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. The Fair Value Pricing Committee subsequently determines the application of a fair value methodology at the next valuation date. The Fair Value Pricing Committee will convene if there has been a material change to the applicable portfolio company between the time of investment and the next valuation date.

The carrying and fair value of the Fund's debt obligation as of June 30, 2022 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $167,545,324.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Semi-Annual Report | June 30, 2022	47

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

   June 30, 2022 (Unaudited)

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the six month period ended June 30, 2022, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At June 30, 2022, the Fund had $5,989,733 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of June 30, 2022, the aggregate value of those securities was $8,711 representing 0.00% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2021 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the six month period ended June 30, 2022 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Fair values of forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities as of June 30, 2022, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$2,200,188	Unrealized depreciation on forward foreign currency contracts	$(162,043)
Total		$2,200,188		$(162,043)

For the six month period ended June 30, 2022, the average monthly notional value of forward foreign currency contracts was $109,409,126.

Semi-Annual Report | June 30, 2022	49

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

The effect of forward foreign currency contracts on the Consolidated Statement of Operations for the six month period ended June 30, 2022:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$9,469,514	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$250,618
Total		$9,469,514		$250,618

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser ("Sub-Advisory Agreement"). The Adviser has agreed to pay the Sub-Adviser as compensation under the Investment Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.75%
$250M to $500M	0.65%
$500M to $1B	0.60%
Over $1B	0.55%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until April 30, 2023, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets, 1.85% per annum of Class F average daily net assets and 3.10% per annum of Class M average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. The operating expenses absorbed by the Adviser that limit each share class’ operating expenses to the contractual limitations provided above are recoupable except that fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed.

In addition to the Expense Limitation Agreement described above, the Adviser voluntarily waived or absorbed all of the operating expenses of the Fund from the commencement of Fund operations until August 25, 2019. Operating expenses voluntarily waived or absorbed by the Adviser during the aforementioned period are not subject to recoupment by the Adviser. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For these periods, operating expenses voluntarily waived or absorbed by the Adviser in excess of the voluntary waiver in effect, and below the contractual share class expense limitations are not subject to recoupment by the Adviser. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

50	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

During the six month period ended June 30, 2022, fees waived and reimbursed expenses to the Fund by the Adviser totaled $3,861,364. The balance of recoupable expenses for the fund was as follows:

Expires December 31,	Expires December 31,	Expires December 31,	Expires December 31,
2022	2023	2024	2025
$291,790	$731,815	$769,649	$368,725

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the six month period ended June 30, 2022, Class C shares, Class L shares and Class M shares incurred distribution fees of $285,425, $15,605 and $867, respectively. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the six month period ended June 30, 2022, Class A, Class C and Class L shares incurred shareholder servicing fees of $81,617, $95,142 and $15,705, respectively. Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $42,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and, with the exception of the Chief Compliance Officer, are not paid by the Fund for serving in such capacities.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six month period ended June 30, 2022 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$775,309,060	$779,781,655

Semi-Annual Report | June 30, 2022	51

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2022 (Unaudited)

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, the tax basis balances have not been determined as of the date of the semi-annual report.

The tax character of distributions paid for the fiscal year ended December 31, 2021 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2021	$32,954,604	$–	$–

As of June 30, 2022, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$3,368,674	$(44,273,492)	$(40,904,818)	$698,731,856

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, wash sales, forward contracts and passive foreign investment companies.

7. CREDIT FACILITY

The Fund and the Fund's consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of June 30, 2022, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

For the period, January 1, 2022, to March 25, 2022, the Citi Credit Facility bore interest at LIBOR plus spread ranging from 1.45% to 2.95% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0.35% and 1.75% per annum. The Citi Credit Facility was amended effective March 28, 2022 and as such for the period March 28, 2022, to June 30, 2022, the Citi Credit Facility bore interest at SOFR plus spread ranging from 1.60% to 3.10% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. The Citi Credit Facility permits the Financing Subsidiary to borrow up to $170 million and is secured by all of the assets held by the Financing Subsidiary. As of June 30, 2022, there was $167,545,324 outstanding under the Citi Credit Facility.

For the six month period ended June 30, 2022, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows:

	For the Six-month Period Ended June 30, 2022
Credit facility interest expense	$1,570,644
Credit facility unfunded commitment fee	10,658
Credit facility fees	36,996
Amortization of debt issuance costs	93,000	*
Total credit facility expense	$1,711,298
Average stated interest rate %	2.38%
Average outstanding balance	$142,168,529

*	The Fund is amortizing debt issuance costs of $814,213, over a three year period ended March 28, 2025.

52	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

8. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six month period ended June 30, 2022, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. The shareholder repurchase requests received by the Fund in good order by the February 8, 2022 and May 10, 2022 Repurchase Request Deadlines exceeded the number of shares of the Fund subject to each repurchase offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 56% of the total number of shares tendered for repurchase on February 8, 2022 and approximately 65% of the total number of shares tendered for repurchase on May 10, 2022. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 29, 2021	March 31, 2022
Repurchase Request Deadline	February 8, 2022	May 10, 2022
Repurchase Pricing Date	February 8, 2022	May 10, 2022
Dollars Repurchased	$44,913,541	$42,281,286
Shares Repurchased	1,852,872	1,869,186

9. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Semi-Annual Report | June 30, 2022	53

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

During the first quarter of 2020, there was a global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the COVID-19 pandemic has been rapidly evolving, resulting in numerous deaths, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting (or strongly encouraging) quarantines and prohibitions/restrictions on travel, closing financial markets and/or restricting trading, closing offices, schools, courts and other public venues, and limiting operations of non-essential businesses, and other restrictive measures designed to help slow the spread of COVID-19. Such actions, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The outbreak of the COVID-19 pandemic has at times had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s market price, NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our common shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

54	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Semi-Annual Report | June 30, 2022	55

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

56	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Semi-Annual Report | June 30, 2022	57

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

CDO Securities. Collateralized debt obligation (“CDO”) securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

Segregation and Coverage Risk. Certain portfolio management techniques, such as engaging in short sales, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. When employing these techniques, the Fund may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The Fund will comply with the requirements of the new rule on or before the SEC’s compliance date in 2022.

58	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund's Quarterly Repurchase Offer Notice dated June 30, 2022, the Fund offered to repurchase up to 5% of its outstanding shares (the "Repurchase Offer") at the net asset value of such shares on August 9, 2022 (the "Repurchase Date"). The repurchase requests received by the Fund by the Repurchase Date exceeded the number of shares subject to the Repurchase Offer and as such, the Fund repurchased shares on a pro rata basis. Accordingly, the Fund repurchased approximately 56% of the total number of shares tendered for repurchase which resulted in 1,315,826 repurchased shares for $28,987,794.

Semi-Annual Report | June 30, 2022	59

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2022 (Unaudited)

Commencing on July 1, 2022 through September 30, 2022 (the "Waiver Period"), the Sub-Adviser has agreed to waive a portion of its fee, and the Adviser has agreed to waive a corresponding portion of its fee that it would otherwise be paying to the Sub-Adviser. During the Waiver Period, the Sub-Adviser has agreed to waive an amount equal to 0.50% (the "Sub-Advisory Fee Waiver") of the average daily net assets of the Fund. The Sub-Advisory Fee Waiver will terminate upon the sooner to occur of: (i) September 30, 2022, unless otherwise agreed to in writing by the Adviser and the Sub-Adviser, or (ii) as of the date that the Adviser elects, in its sole discretion, to cease waiving the portion of its fee that otherwise would be payable to the Sub-Adviser in the absence of the Sub-Advisory Fee Waiver. The Sub-Advisory Fee Waiver in effect during the Waiver Period is a continuation of the fee waiver which took effect on April 1, 2022 through June 30, 2022. The advisory fee payable by the Fund to the Adviser net of waivers during the Waiver Period is 1.00%. The sub-advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, less the amount of the Sub-Advisory Fee Waiver during the Waiver Period is as follows:

Average Daily Net Assets of the Fund	Annual Sub-Advisory Fee Rate	Net Sub-Advisory Fee During the Waiver Period
$0 to $250M	0.75%	0.25%
$250M to $500M	0.65%	0.15%
$500M to $1 Billion	0.60%	0.10%
Over $1 Billion	0.55%	0.05%

On August 19, 2022, the Fund entered into a Second Amendment and Limited Consent to the Citi Credit Facility pursuant to which certain changes were made to the existing secured revolving credit facility between CRDTX SPV I, LLC and Citibank N.A., including, but not limited to, increasing the amount of the facility from $170 million to $270 million and adding additional types of eligible collateral asset classes.

Effective on August 24, 2022, PricewaterhouseCoopers LLP("PwC") was dismissed as the independent registered public accounting firm to the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

PwC's reports on the Fund's financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2021 and December 31, 2020 and during the subsequent interim period through August 24, 2022: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements for such periods; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On August 24, 2022, the Audit Committee of the Board recommended, and the Board approved, the selection of Deloitte & Touche LLP (“Deloitte”) as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2022. During the Fund's fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent period through August 24, 2022, neither the Fund nor anyone on its behalf consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

60	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Dividend Reinvestment Policy

June 30, 2022 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

Semi-Annual Report | June 30, 2022	61

Apollo Diversified Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements

June 30, 2022 (Unaudited)

Trustees Consideration and Approval of Management Agreement with Apollo Capital Credit Adviser, LLC

As stated above, Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) serves as the Adviser to the Fund. On May 2, 2022, Griffin Capital Credit Advisor, LLC was purchased in a transaction with Apollo Global Management, Inc. (“Apollo”). Due to the change in control, the prior management agreement terminated at that time. At a meeting held on January 13, 2022, the terms of a new management agreement (the “Management Agreement”) was unanimously approved by the prior board of trustees of the Fund (the “Board” or the “Trustees”), including the trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s distributor (the “Independent Trustees”).

At the meeting, the Trustees reviewed various informational materials, including the Management Agreement for the Fund and a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Adviser’s finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the types of information and factors that should be considered in order to make an informed decision. The Independent Trustees were assisted by counsel throughout the Management Agreement review process. The Board relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement.

In considering whether to approve the Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

(1) The nature, extent, and quality of the services to be provided by the Adviser. The Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by the Adviser under the Management are the same as under the Prior Management Agreement and are not expected to change as a result of the Transaction. The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund, including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Board noted the Adviser’s investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Board concluded that the Fund would continue to benefit from the quality and experience of the Adviser’s investment professionals who will continue to provide services to the Fund after the Transaction as employees of the Adviser. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(2) The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s positive performance since its inception. The Board acknowledged that the Fund overperformed both the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the since inception through December 31, 2021 period. The Board also noted that the Fund underperformed certain of the funds in its peer group for the since inception through December 31, 2021 period. In addition, the Board noted that the Fund had provided better risk-adjusted returns than the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index, as well as many of the funds in the peer group, since inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3) The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds, but noted that other funds had externalized certain services that the Adviser provided as part of its management fee, and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Trustees noted that some funds in the peer group also charged a performance fee in addition to their management fee, which would likely make the aggregate fee paid to the investment adviser higher than that paid by the Fund in certain circumstances. The Board considered that certain other peer funds also utilized less laborious strategies.

62	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements

June 30, 2022 (Unaudited)

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, was still in effect and that a new Expense Limitation Agreement with the same terms, except for a later termination date, would be in place along with the Management Agreement. They further noted that Fund expenses have continued to exceed the limitation amount and, thus, the Adviser has continued to waive some of its management fee. It was also noted that the Adviser would be able to recoup a portion of the waived fees under the New Expense Limitation Agreement. The Trustees also considered potential benefits for the Adviser in managing the Fund. Further, the Trustees noted that, to date, the Adviser had absorbed most of the Fund’s operating expenses, the majority of which could not be recouped.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund, and noted that the Adviser had not earned a profit and had paid most of the Fund’s operating expenses. The Board concluded that the Adviser’s profitability was not excessive.

(5) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders have benefitted from the Fund’s expense limitation arrangement over time, although the Fund’s assets had grown to a level where the Fund’s expenses fell below the cap set by the arrangement, and as a result the Adviser has been receiving its full fee. The Trustees further noted that prior fee waivers and expense reimbursements borne by the Adviser have aided the Fund’s growth since its inception. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors. It was further noted that the Board approved a new Expense Limitation Agreement to be effective with the Management Agreement, which would have the same material terms as the prior Expense Limitation Agreement, except for the later termination date of the new Expense Limitation Agreement.

(6) The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

(7) The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, the Board, including the Independent Trustees, approved the Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Semi-Annual Report | June 30, 2022	63

Apollo Diversified Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements

June 30, 2022 (Unaudited)

Trustees Consideration and Approval of Sub-Advisory Agreement with Apollo Credit Management, LLC

As stated above, as of April 1, 2022, sub-adviser responsibilities were transitioned to the Sub-Adviser pursuant to an interim sub-advisory agreement between the Adviser and the Sub-Adviser. At a meeting held on January 13, 2022, the terms of the Sub-Advisory Agreement were unanimously approved by the Board, including the Independent Trustees.

In considering whether to approve the new Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Sub-Adviser; (2) the investment performance of the Fund and the Sub-Adviser; (3) the costs of the services to be provided and profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Sub-Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Sub-Adviser’s practices regarding possible conflicts of interest.

(1) The nature, extent, and quality of the services to be provided by the Sub-Adviser. The Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser under the Sub-Advisory Agreement are substantially same as under the prior Sub-Advisory Agreement by the prior sub-adviser. The Trustees considered the responsibilities of the Sub-Adviser under Sub-Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, the Sub-Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Sub-Adviser will assist the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Board concluded that the Fund would benefit from the quality and experience of the Sub-Adviser’s investment professionals that will provide services to the Fund after the Transaction. After reviewing the foregoing information and further information in the memorandum from the Sub-Adviser (e.g., the Sub-Adviser’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Adviser would be satisfactory and appropriate for the Fund.

(2) The investment performance of the Fund and the Sub-Adviser. The Trustees discussed the Sub-Adviser’s performance with respect to accounts with similar investment strategies to the Fund as well as the performance of other registered closed-end investment companies managed by the Sub-Adviser. The Trustees noted that the Sub-Adviser’s performance with respect to accounts with similar investment strategies to the Fund was strong, as was the performance of other registered closed-end investment companies managed by the Sub-Adviser. After reviewing these considerations, the Board concluded that the investment performance of the Sub-Adviser would be satisfactory.

(3) The costs of the services to be provided by the Sub-Adviser. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for the Sub-Adviser in providing services to the Fund. The Trustees noted that the Adviser would pay the fee to the Sub-Adviser out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board also noted that the Sub-Adviser represented that the sub-advisory fee being charged to the Fund was a discount from its standard fee schedule. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Fund would be fair and reasonable in relation to the nature and quality of the services provided by the Sub-Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund. The Trustees noted that the Sub-Adviser had not yet provided services and thus had not yet received compensation to determine the profitability of its relationship with the Fund.

(5) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Sub-Adviser and noted that the sub-advisory fee contained break points, which would cause the Adviser to pay lower fees to the Sub-Adviser based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements would be fair and reasonable in relation to the nature and quality of the services provided by the Sub-Adviser.

(6) The Sub-Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Sub-Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. After further review and discussion, the Board determined that the Sub-Adviser’s practices regarding brokerage and portfolio transactions would be satisfactory.

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Apollo Diversified Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements

June 30, 2022 (Unaudited)

(7) The Sub-Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Sub-Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub-Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Sub-Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests would be satisfactory.

Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Semi-Annual Report | June 30, 2022	65

Apollo Diversified Credit Fund	Additional Information

June 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

66	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers

  June 30, 2022 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES
Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	From August 2008 to present, Ms. Coffey serves Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Christine Gallagher (1985)	Trustee Since 2022	From March 2021 to present, Ms. Gallagher serves as a Community Engagement Manager at Leidos, a company that provides information technology, engineering and science services for government and commercial contractors. Ms. Gallagher also serves as president of Military Quality of Life Consulting, LLC, a military support company she founded in 2015. From 2015 to 2019, she served as an agile IT project manager for BAM Technologies, LLC.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Michael Porter (1983)	Trustee Since 2022	From December 2014 to present, Mr. Porter has worked at Netflix in Corporate Development and Strategy. In December 2020, Mr. Porter was appointed to the Board of Directors of Ednovate Charter School.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Carl J. Rickertsen (1960)	Trustee Since 2022	From 2015 to present, Mr. Rickertsen has served as managing partner of Pine Creek Partners, a private equity investment firm.	1	Director, MicroStrategy Inc. (2002-present); Director, Apollo SeniorFloating Rate Fund Inc. (2011-present); Director, Apollo Tactical Income Fund Inc. (2013- present); Director, Berry Global Inc. (2013-present); Director, Apollo Debt Solutions, BDC (2021-present).

Semi-Annual Report | June 30, 2022	67

Apollo Diversified Credit Fund	Trustees and Officers

  June 30, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS
Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Mr. Hunt joined Apollo Global Management, Inc. and its consolidated subsidiaries in 2021. From 2015 to 2021, Mr. Hunt served as a Partner in the Global Markets division at Goldman Sachs. He also was a member of Goldman Sach’s Partnership Committee, Global Markets Operating Committee and was co-chair of the Global Markets Inclusion and Diversity Committee.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo Capital Management, L.P. since 2021 and 2017, respectively. Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund and Apollo Tactical Income Fund since 2021, controller 2017-2021.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Senior Counsel, Apollo Global Management, Inc., 2015- present; General Counsel, Apollo Investment Corporation, 2020-present.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc. 2022- present. Chief Compliance Officer of Apollo Diversified Real Estate Fund since 2018 and Vice President and Assistant Secretary since 2020. Chief Compliance Officer, Apollo Real Estate Fund Adviser, LLC and Apollo Capital Credit Adviser, LLC 2018-2022. Vice President, Cipperman Compliance Services, LLC, 2015-2017.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund.

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Apollo Diversified Credit Fund	Service Providers

  June 30, 2022 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Apollo Credit Management, LLC

9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

DST Systems, Inc.

330 W 9th Street, Kansas City, MO 64105

Semi-Annual Report | June 30, 2022	69

Apollo Diversified Credit Fund	Privacy Notice

  June 30, 2022 (Unaudited)

NOTICE OF PRIVACY POLICY AND PRACTICES

The Apollo Diversified Credit Fund (the “Fund”) is committed to maintaining the confidentiality, integrity, and security of your nonpublic personal information (“NPI”). When you provide personal information, the Fund believes that you should be aware of policies utilized to protect the confidentiality of that information. The Fund needs to share your NPI to conduct everyday business. The following information is intended to help you understand what NPI we collect, how we protect your NPI from unauthorized access and why the Fund may share your NPI with other affiliated and non-affiliated parties.

The Fund collects the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

How does the Fund protect your nonpublic personal information?

To protect your personal information from unauthorized access and use, the Fund maintains physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI. These measures include computer safeguards and secured files and buildings.

What does the Fund do with your personal information?

The Fund does not permit use of your personal information for any joint marketing or non-business purpose. Further, the Fund does not permit the disclosure of your personal information to non-affiliated parties for marketing purposes. The Fund may, however, disclose your personal information to comply with regulatory requirements, court orders or other legal requirements.

Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated parties, except as permitted by applicable law or regulation and as described herein. The Fund may, for example, share NPI with personnel of the Fund’s investment adviser and affiliated broker-dealer which also serves as the Fund’s exclusive wholesale marketing agent. The Fund shares NPI with its affiliates for business purposes only in an effort to service your account(s) which includes, but is not limited to, assisting in processing your transactions, inquiring about your transactions and experience, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). The Fund’s affiliated parties that receive your NPI are required to protect your NPI, provide it only to personnel who need and use it solely for the purpose for which they received it. The Fund and its affiliated parties that receive your NPI maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Non-Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to non-affiliated third parties, except as permitted by applicable law or regulation and as described herein. The Fund may share NPI with non-affiliated service providers and their employees, including the Fund’s administrator, transfer agent, distributor, proxy solicitors and legal counsel, among others. The Fund shares NPI with its non-affiliated service providers to service your account(s) including, but not limited to, processing your transactions, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). These non-affiliated service providers are required to protect your NPI and use it solely for the purpose for which they received it. The non-affiliated service providers are required to maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

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Intentionally Left Blank

APOLLO
Apollo Global Management, Inc.
18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC ("AGS") and Griffin Capital Securities, LLC ("GCS"), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo's capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2022 Apollo Diversified Credit Fund. All rights reserved.

GCC000724 | Exp. 08.31.23

CF-IU194800 (0722)

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this filing, Earl Hunt, Chris Lahoud and James Vanek, each an employee of Apollo Credit Management, LLC (the “Sub-Adviser”), serve as the Fund’s portfolio managers (“Portfolio Managers”). Messrs. Hunt, Lahoud and Vanek are jointly and primarily responsible for overseeing the day to day investment operations of the Fund.

Earl Hunt — Partner, Credit. Mr. Hunt has been with Apollo Global Management, Inc. and/or its affiliates (“Apollo”) since 2021. Prior to joining Apollo, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs. He also served as a member of Goldman Sachs’s Partnership Committee, Global Markets Operating Committee, and was co-chair of the Global Markets Inclusion and Diversity Committee. Previously, Mr. Hunt was co-head of U.S. Distressed and Par Loan sales in the Leveraged Finance Sales Group at Goldman Sachs. Prior to joining Goldman Sachs in 2015, Mr. Hunt worked at Citi for 11 years, where he was a director in Leveraged Finance sales. Mr. Hunt is a member of the Board of Trustees of Brown University. Mr. Hunt earned a BA in Economics from Brown University. Mr. Hunt has served as portfolio manager to the Fund since April 29, 2022.

Chris Lahoud — Partner, Credit. Mr. Lahoud is a Partner within Opportunistic Credit, focusing on liquid stressed/distressed credit and work-out situations. Before joining Apollo in 2018, Mr. Lahoud was a Managing Director at Deutsche Bank from July 2011 to July 2018, during which time he ran the Distressed Product Group, responsible for distressed trading, research and sourcing. Prior to that, Mr. Lahoud was an Associate at Citigroup from July 2006 to June 2011. Mr. Lahoud graduated from the University of Richmond with a degree in Accounting, Economics and Finance. Mr. Lahoud has served as portfolio manager to the Fund since April 29, 2022.

Jim Vanek — Partner, Credit. Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek received his MBA from Columbia Business School and graduated from Duke University with a Bachelor of Science in Economics and a Bachelor of Arts in Computer Science. Mr. Vanek has served as portfolio manager to the Fund since April 29, 2022.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Sub-Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Sub-Adviser’s arrangements with affiliated investment advisers.

As of June 30, 2022, Mr. Hunt is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$4,641	1	$4,641
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of June 30, 2022, Mr. Lahoud is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$4,259	2	$4,081
Other Accounts	8	$4,525	8	$4,436

 As of June 30, 2022, Mr. Vanek is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	3	$5,345	1	$4,641
Other Pooled Investment Vehicles	3	$5,612	3	$3,040
Other Accounts	3	$612	1	$383

As of June 30, 2022, Messrs. Hunt, Lahoud and Vanek did not own shares of the Fund.

Compensation

The Sub-Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. As of the date of this filing, the principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to Registrant.

(a)(4)	The Fund provided PwC with a copy of the foregoing disclosures. Attached as Exhibit 13(a)(4) is a copy of PwC’s letter, dated August 29, 2022, stating that it agrees with such statements.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt (Principal Executive Officer)

Date:	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	September 6, 2022

By (Signature and Title)

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:	September 6, 2022